UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2006

Cole Credit Property Trust II, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51963	20-1676382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2555 East Camelback Road, Suite 400, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cole Credit Property Trust II, Inc. (which may be referred to as the “Registrant,” the “Company,” “we,” “our,” and “us”) hereby amends the following Current Report on Form 8-K to provide the required financial information:

(i)

Current Report on Form 8-K filed on April 4, 2006 to provide the required financial information relating to our acquisition of 100% of the membership interests in Cole WW II, LLC (the “Interests”), as described in such Current Report.

After reasonable inquiry, we are not aware of any material factors relating to the property discussed above that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Summary Financial Data.

(b)  Pro Forma Financial Information.

Pro Forma Consolidated Balance Sheet as of December 31, 2005 (Unaudited).

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2005 (Unaudited).

Notes to Pro Forma Consolidated Financial Statements.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

None.

Wawa Corporation

Summary Financial Data

Wawa Portfolio

On March 29, 2006, we acquired 100% of the membership interests (the “Interests”) in Cole WW II, LLC (“WW II”). Through certain wholly owned subsidiaries WW II owns, as its only assets, a portfolio of three separate freestanding convenience stores (the “Wawa Properties”) leased to Wawa, Inc. (“Wawa”). The Wawa Properties consist of an approximately 5,200 square foot single-tenant convenience store on an approximately 1.6 acre site located in Hockessin, Delaware, an approximately 4,700 square foot single tenant convenience store on an approximately 6.5 acre site located in Manahawkin, New Jersey, and an approximately 4,500 square foot single tenant convenience store on an approximately 0.9 acre site located in Narberth, Pennsylvania. The Wawa Properties were developed between 2000 and 2001. The Wawa Properties are 100% leased to Wawa under a master lease agreement. Pursuant to the lease agreement Wawa is required to pay substantially all operating expenses and capital expenditures in addition to base rent.

The purchase price of the Interests was approximately $13.5 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering and the assumption of an approximately $7.2 million loan secured by the Wawa Properties.

Wawa operates over 500 food convenience stores in 5 states, specializing in convenience foods, grocery items and gasoline products. In determining the creditworthiness of Wawa, the Company considered a variety of factors, including historical financial information and financial performance and local market position.

Because the Wawa Properties are 100% leased to a single tenant on a long-term basis under a net lease that transfers substantially all of the operating costs to the tenant, we believe that the financial condition and results of operations of the lessee, Wawa, are more relevant to investors than the financial statements of the property acquired. As a result, pursuant to guidance provided by the Securities and Exchange Commission, we have not provided audited financial statements of the property acquired.

The following summary financial data regarding Wawa is taken from its previously audited financial statements:

	For the Fiscal Year Ended
	12/25/2005	12/26/2004	12/28/2003
	(in thousands)
Consolidated Statements of Operations
Revenues	$4,361,615	$3,473,610	$2,819,201
Operating Income	112,189	93,380	83,159
Net Income	69,459	58,609	50,637
	As of the Fiscal Year Ended
	12/25/2005	12/26/2004	12/28/2003
	(in thousands)
Consolidated Balance Sheets
Total Assets	$1,188,915	$1,004,644	$932,760
Long-term Debt	459,983	394,737	363,379
Stockholders’ Equity	289,613	253,378	213,551

Cole Credit Property Trust II, Inc.

Pro Forma Consolidated Balance Sheet

As of December 31, 2005

(Unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the Company had acquired the Wawa Properties on December 31, 2005. Pursuant to a Registration Statement on Form S-11 under the Securities Act of 1933, as amended, the Company is offering for sale to the public on a “best efforts” basis a minimum of 250,000 and a maximum of 45,000,000 shares of its common stock at a price of $10 per share, subject to certain circumstances (the “Offering”). On September 23, 2005, the Company issued the initial shares under the Offering and commenced its principal operations. Prior to such date, the Company was considered a development stage company and did not have any operations.

This Pro Forma Consolidated Balance Sheet should be read in conjunction with the historical financial statements and notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company completed the above transaction on December 31, 2005, nor does it purport to represent its future financial position.

	December 31, 2005 As Reported Actual	Total Prior Acquisitions Pro Forma Adjustments		Current Acquisition Pro Forma Adjustments		Pro Forma December 31, 2005
ASSETS	(a)	(b)		(c)
Real estate assets, at cost:
Land	$23,854,308	$13,114,942		$4,862,069		$41,831,319
Buildings and improvements, less accumulated depreciation of $151,472 at December 31, 2005	57,338,359	43,200,917		6,134,916		106,674,192
Intangible lease assets, less accumulated amortization of $71,881 at December 31, 2005	10,425,618	8,585,571		2,453,015		21,464,204
Total real estate assets	91,618,285	64,901,430		13,450,000		169,969,715
Cash	4,575,144	(4,575,144)		—		—
Restricted Cash	1,813,804	—		—		1,813,804
Rents and tenant receivables	36,001	—		—		36,001
Prepaid expenses and other assets	11,928	—		—		11,928
Deferred financing costs, less accumulated amortization of $17,964 at December 31, 2005	754,676	600,792		—		1,355,468
Total assets	$98,809,838	$60,927,078		$13,450,000		$173,186,916

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage notes payable	$66,804,041	$41,222,000		$7,234,787		$115,260,828
Notes payable to affiliates	4,453,000	6,965,400		—		11,418,400
Accounts payable and accrued expenses	282,797	—		—		282,797
Due to affiliates	41,384	—		—		41,384
Acquired below market leases, less accumulated amortization of $52	14,637	—		—		14,637
Distributions payable	195,209					195,209
Escrowed investor proceeds liability	1,813,804	—		—		1,813,804
Total liabilities	73,604,872	48,187,400		7,234,787		129,027,059
Stockholders’ equity:
Preferred stock, $.01 par value, 10,000,000 shares authorized, none issued and outstanding at December 31, 2005	—	—		—		—
Common stock, $.01 par value, 90,000,000 share authorized, 2,832,387 issued and outstanding at December 31, 2005	28,324	14,155	(k) (l)	6,906	(l)	49,385
Capital in excess of par value	25,486,442	12,725,523		6,208,307		44,420,272
Accumulated deficit	(309,800)	—		—		(309,800)
Total stockholders’ equity	25,204,966	12,739,678		6,215,213		44,159,857

Total liabilities and stockholders’ equity	$98,809,838	$60,927,078		$13,450,000		$173,186,916

Cole Credit Property Trust II, Inc.

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2005

(Unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired the Wawa Properties on January 1, 2005. The Company was considered a development stage company and did not have any operations prior to September 23, 2005, and as a result, a Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004 has not been presented.

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operation would have been had the Company completed the above transaction on January 1, 2005, nor does it purport to represent its future operations.

	For the Year Ended December 31, 2005 As Reported	Total Prior Acquisitions Pro Forma Adjustments		Current Acquisition Pro Forma Adjustments		Pro Forma, For the Year Ended December 31, 2005
Revenues:	(a)	(d)		(e)
Rental income	$741,669	$11,040,553		$1,013,118	(f)	$12,795,340
Expenses:
General and administrative	156,252	22,000		—		178,252
Property and asset management fees	38,768	598,059		53,887	(g) (h)	690,714

Depreciation	151,472	2,745,431		165,121	(i)	3,062,024
Amortization	69,939	1,242,135		155,632	(i)	1,467,706
Total operating expenses	416,431	4,607,625		374,640		5,398,696
Real estate operating income	325,238	6,432,928		638,478		7,396,644
Other Income (Expense):
Interest income	27,557	—		—		27,557
Interest expense	(467,386)	(5,876,939)		(404,786)	(j)	(6,749,111)
Total other income (expense)	(439,829)	(5,876,939)		(404,786)		(6,721,554)
Net Income (Loss)	$(114,591)	$555,989		$233,692		$675,090

Weighted average number of Common shares outstanding
Basic and Diluted	411,909	3,925,109	(k) (l)	690,579	(l)	5,027,597

Net income (loss) per common share
Basic and Diluted	$(0.28)					$0.13

Cole Credit Property Trust II, Inc.

Notes to Pro Forma Consolidated Financial Statements

December 31, 2005

(Unaudited)

a.

Reflects the Company’s historical balance sheet as of December 31, 2005, and the historical results of operations of the Company for the year ended December 31, 2005. On September 23, 2005, the Company issued the initial shares under the Offering and commenced its principal operations. Prior to such date, the Company was considered a development stage company and did not have any operations.

b.

Reflects preliminary purchase price allocations related to the following acquisitions: a single-tenant retail building 100% leased to Academy Corp, located in Macon, Georgia (the “AS Macon Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on March 23, 2006; a single-tenant retail building 100% leased to David’s Bridal, located in Lenexa, Kansas (the “DB Lenexa Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on March 23, 2006; a single-tenant retail building 100% leased to Revco Discount Drug Centers, Inc, located in Portsmouth, Ohio (the “CV Scioto Trail Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on March 23, 2006; a single-tenant distribution center 100% leased to Drexel Heritage Furniture Industries, Inc. located in Hickory, North Carolina (the “DH Hickory Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on March 23, 2006; and a single-tenant retail building 100% leased to Harco, Inc. located in Enterprise, Alabama (the “RA Enterprise Property”), a single-tenant retail building 100% leased to Rite Aid of Ohio, Inc. located in Wauseon, Ohio (the “RA Wauseon Property”), a single-tenant retail building 100% leased to Rite Aid of Maine, Inc. located in Saco, Maine (the “RA Saco Property”), a single-tenant retail building 100% leased to Staples the Office Superstore East, Inc. located in Crossville, Tennessee (the “ST Crossville Property”), which were previously reported in a Current Report, as amended, on Form 8-K/A filed on March 23, 2006; a multi-tenant retail center in Spring, Texas (the “MT Spring Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on March 23, 2006; two single-tenant retail buildings 100% leased to two tenants located in Denver, Colorado (the “MT Denver Property”) which was previously reported in a Current Report, as amended, on Form 8-K/A filed on March 23, 2006; and the acquisition of a single-tenant building 100% leased to Mountainside Fitness Centers of Ocotillo, LLC located in Chandler, Arizona (the “MF Chandler Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on March 23, 2006.

c.	Reflects the preliminary purchase price allocations related to the acquisition of the Wawa Properties as if they had been acquired on December 31, 2005.

d.

Reflects the proforma results of operations for the following acquisitions: a single-tenant retail building 100% leased to Tractor Supply Company, located in Parkersburg, West Virginia (the “TS Parkersburg Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on December 9, 2005; a single-tenant retail building 100% leased to Walgreens, located in Brainerd, Minnesota (the “WG Brainerd Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on December 16, 2005; a single-tenant research and development building 100% leased to LDM Technologies, Inc., located in Auburn Hills, Michigan (the “PT Auburn Hills Property”), which was previously reported in a Current Report filed on December 20, 2005; a single-tenant retail building 100% leased to Rite Aid, located in Alliance, Ohio (the “RA Alliance Property”), three single-tenant retail buildings 100% leased to Walgreens, located in St. Louis, Missouri, collectively (the “WG SL Properties”), a single-tenant retail building 100% leased to Walgreens, located in Olivette, MO (the “WG Olivette Property”), a single-tenant retail building 100% leased to Walgreens located in Columbia, Missouri (the “WG Columbia Property”), a single-tenant retail building 100% leased to CVS Corporation located in Alpharetta, Georgia (the “CV Alpharetta Property), a single-tenant retail building 100% leased to CVS Corporation located in Richland Hills, Texas (the “CV RH Property”), a single-tenant retail building 100% leased to Lowes Enterprises located in Enterprise, Missouri (the “LO Enterprise Property”), a single-tenant retail distribution facility 100% leased to FedEx Ground Packaging System, Inc. located in Rockford, Illinois (the “FE Rockford Property”), a single-tenant retail building 100% leased to La-Z-Boy located in Glendale, Arizona (the “LZ Glendale Property”), which were previously reported in a Current Report, as amended, on Form 8-K/A filed on December 23, 2005; the AS Macon Property; the DB Lenexa Property; the CV Scioto Trail Property; the DH Hickory Property; the RA Enterprise Property; the RA Wauseon Property; the RA Saco Property; the ST Crossville Property; the MT Spring Property; the MT Denver Property; and the MF Chandler Property.

e.	Reflects the Pro Forma results of operations of the Wawa Properties for the year ended December 31, 2005.

f.	Represents the straight line rental revenues for the Wawa Properties in accordance with the master lease agreement.

g.	Reflects the annualized asset management fee of 0.25% (a monthly rate of 0.02083%) of the Wawa Properties asset value payable to our Advisor.

h.	Reflects the property management fee equal to 2% of gross revenues of the Wawa Properties payable to an affiliate of our Advisor.

i.

Represents depreciation and amortization expense for the Wawa Properties. Depreciation and amortization expense are based on the Company’s preliminary purchase price allocation in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations.” All assets are depreciated on a straight line basis. The estimated useful lives of our assets by class are generally as follows:

Building	40 years
Tenant improvements	Lease term
Intangible lease assets	Lesser of useful life or lease term

j.	Represents interest expense associated with the debt assumed to finance the acquisition of the Wawa Properties. The loan terms are as follows:

Loan Amount	Interest Rate	Maturity
$7,234,787	One Month LIBOR+2.2%	February 26, 2010

k.

Represents a pro forma adjustment to the weighted average common shares outstanding to reflect all shares outstanding on December 31, 2005 as though they were issued on January 1, 2005. As the Company had insufficient capital at January 1, 2005 to acquire the respective properties which are included in the pro forma results of operations, it is necessary to assume all of the shares outstanding as of December 31, 2005 were outstanding on January 1, 2005.

l.

Reflects the additional shares of common stock required to be issued by the Company subsequent to December 31, 2005 in order to fund the acquisition of the respective properties. The shares are assumed to be issued at $10.00 per share less, commissions, dealer manager fees and organizational costs of $0.70, $0.15 and $0.15 per share, respectively. The weighted average shares required to be issued was calculated assuming all of the shares were issued on January 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 12, 2006	COLE CREDIT PROPERTY TRUST II, INC
	By:	/s/ Blair D. Koblenz
	Name:	Blair D. Koblenz
	Title:	Executive Vice President and Chief Financial Officer